UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2025

Investcorp Credit Management BDC, Inc.

(Exact name of registrant as specified in its charter)

Maryland	814-01054	46-2883380
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

280 Park Avenue

39th Floor

New York, NY 10017

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 257-5199

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	ICMB	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 16, 2025, the Board of Directors (the “Board”) of Investcorp Credit Management BDC, Inc. (the “Company”) accepted the resignation of Walter Tsin from his position as Chief Financial Officer of the Company, effective July 16, 2025. Mr. Tsin’s resignation is not a result of any disagreement with the Company on any matter relating to its operations, policies, or practices, or to any issues regarding its accounting policies or practices.

On July 16, 2025, the Board appointed Robert Andrew Muns as Chief Financial Officer of the Company, effective July 16, 2025.

Mr. Muns, 52, currently serves as Chief Operating Officer of the Company and also serves on CM Investment Partners LLC’s investment committee. Mr. Muns joined Investcorp in 2019 as part of the acquisition of CM Investment Partners LLC. Previously, he served as a Managing Director at CM Investment Partners LLC and was a joint employee of both CM Investment Partners LLC and Stifel, where he co-founded the Credit Investments Group and served as its Head of Credit. He joined Stifel in 2012 from Cantor Fitzgerald, where he was a Managing Director on the Special Situations and Leveraged Loans Desk. Mr. Muns holds an M.B.A. from Columbia Business School and a B.A. in Mathematics from Northwestern University.

There is no arrangement or understanding between Mr. Muns and any other person pursuant to which he was appointed as Chief Financial Officer of the Company. The Company does not pay cash compensation or provide other benefits directly to Mr. Muns or to any of its other executive officers. Further, with regard to Mr. Muns, there are no transactions since the beginning of the Company’s last fiscal year, or any currently proposed transaction, in which the Company is a participant that would require disclosure under Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 18, 2025	INVESTCORP CREDIT MANAGEMENT BDC, INC.

	By:	/s/ Suhail A. Shaikh
	Name:	Suhail A. Shaikh
	Title:	President and Chief Executive Officer